THE HARTFORD DEFERRED COMPENSATION PLAN


                                    ARTICLE I
                                     PURPOSE

1.1 PURPOSE. The purpose of the Plan is to provide, in the discretion of the Committee, an opportunity for certain Key Employees to defer the receipt of certain Eligible Compensation to the extent provided herein. The Plan is intended to constitute an unfunded and unsecured deferred compensation arrangement for a select group of management or highly compensated employees for purposes of ERISA. The Plan restates the terms of certain unfunded and unsecured deferred compensation arrangements established for such employees by ITT Corporation and The Hartford in 1994 and 1995, and continued by The Hartford to the extent provided hereunder. Capitalized terms used in the Plan shall have the meanings provided herein.


                                   ARTICLE II
                                   DEFINITIONS

The following terms shall have the following meanings for purposes of the Plan:

"ACCOUNT"  means any account  maintained on behalf of a Participant  pursuant to
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the Plan.

"ACT" means the Securities Exchange Act of 1934, as amended.
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"BENEFICIAL  OWNER" means any Person who, directly or indirectly,  has the right
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to vote or dispose of or has "beneficial  ownership" (within the meaning of Rule
13d-3 under the Act) of any securities of a company, including any such right pursuant to any agreement, arrangement or understanding (whether or not in writing), provided that: (A) a Person shall not be deemed the Beneficial Owner
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of any security as a result of an agreement,  arrangement  or  understanding  to vote such security (i) arising solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the Act and the applicable rules and regulations thereunder, or
(ii) made in connection with, or to otherwise participate in, a proxy or consent solicitation made, or to be made, pursuant to, and in accordance with, the applicable provisions of the Act and the applicable rules and regulations thereunder, in either case described in clause (i) or (ii) above, whether or not such agreement, arrangement or understanding is also then reportable by such Person on Schedule 13D under the Act (or any comparable or successor report); and (B) a Person engaged in business as an underwriter of securities shall not be deemed to be the Beneficial Owner of any security acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

REV.  JANUARY, 2003


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"BOARD OF  DIRECTORS"  means the Board of Directors  of The  Hartford  Financial
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Services Group, Inc.

"CHANGE OF CONTROL" means:
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         (A) a report on  Schedule  13D shall be filed with the  Securities  and
         Exchange Commission pursuant to Section 13(d) of the Act disclosing that any Person, other than The Hartford or a subsidiary of The Hartford or any employee benefit plan sponsored by The Hartford or a subsidiary of The Hartford, is the Beneficial Owner directly or indirectly of twenty percent or more of the outstanding stock of The Hartford entitled to vote in the election of directors of The Hartford;

         (B) any Person, other than The Hartford or a subsidiary of The Hartford or any employee benefit plan sponsored by The Hartford or a subsidiary of The Hartford, shall purchase shares pursuant to a tender offer or exchange offer to acquire any stock of The Hartford (or securities convertible into stock) for cash, securities or any other consideration, provided that after consummation of the offer, the Person in question is the Beneficial Owner of fifteen percent or more of the outstanding stock of The Hartford entitled to vote in the election of directors of The Hartford (calculated as provided in paragraph (d) of Rule 13d-3 under the Act in the case of rights to acquire stock);

         (C) the stockholders of The Hartford shall approve (1) any consolidation or merger in which The Hartford is not the continuing or surviving corporation or pursuant to which shares of stock of The Hartford entitled to vote in the election of directors of the Hartford would be converted into cash, securities or other property, other than a consolidation or merger of The Hartford in which holders of such stock of The Hartford immediately prior to the consolidation or merger have the same proportionate ownership of stock of the surviving corporation entitled to vote in the election of directors immediately after the consolidation or merger as immediately before, or (2) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of The Hartford; or

         (D) within any 12 month period, the persons who were directors of The Hartford immediately before the beginning of such period (the "Incumbent Directors of The Hartford") shall cease (for any reason other than death) to constitute at least a majority of the board of directors of The Hartford or the board of directors of any successor to The Hartford, provided that any director of The Hartford who was not a director of The Hartford at the beginning of such period shall be deemed to be an Incumbent Director of The Hartford if such director (1) was elected to the board of directors of The Hartford by, or on the recommendation of or with the approval of, at least two-thirds of the directors of The Hartford who then qualified as Incumbent Directors of The Hartford either actually or by prior operation of this clause (D), and (2) was not designated by a Person who has entered into an agreement with The Hartford to effect a transaction described in the immediately preceding clause (C) hereof.

"COMMITTEE"  means the  Compensation  and  Personnel  Committee  of the Board of
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Directors,  or such other Committee as the Board may designate to administer the
Plan pursuant to Article VII.

"ELIGIBLE  COMPENSATION" means the amount of compensation of a Key Employee,  if
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any, designated by the Committee in its sole discretion as eligible for deferral under the Plan, which may include (A) the cash amount, if any, which may become payable to a Key Employee pursuant to a Participating Company's executive bonus program, (B) the cash amount, if any, which may become payable to a Key Employee pursuant to a Participating Company's life sales incentive payment program, (C) the cash amount, if any, which may become payable as a sign-on bonus to a person expected to become a Key Employee, (D) the cash amount, if any, which may be contributed to the Plan by a Participating Company on behalf of a Key Employee in lieu of Excess Contributions under the Excess Savings Plan, and (E) the amount of any such other compensation of a Key Employee of a Participating Company as the Committee may deem appropriate for deferral in accordance with the Plan.

"ERISA" means the Employee  Retirement  Income  Security Act of 1974, as amended
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from time to time.

"EXCESS   CONTRIBUTIONS"   shall  mean,   collectively,   Excess  Floor  Company
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Contributions and Excess Matching Company Contributions.

"EXCESS  FLOOR  COMPANY  CONTRIBUTION"  shall have the  meaning  assigned by the
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Excess Savings Plan.

"EXCESS  MATCHING COMPANY  CONTRIBUTION"  shall have the meaning assigned by the
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Excess Savings Plan.

"EXCESS  SAVINGS  PLAN" means The  Hartford  Excess  Savings  Plan IA, as may be
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amended from time to time, and any successor Plan thereto.

"INCENTIVE  STOCK PLAN" means The Hartford 1995 Incentive  Stock Plan, as may be
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amended from time to time, and any successor Plan thereto.

"INVESTMENT AND SAVINGS PLAN" means The Hartford Investment and Savings Plan, as
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may be amended from time to time, and any successor Plan thereto.

"KEY EMPLOYEE" shall have the meaning assigned by the Incentive Stock Plan.
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"PARTICIPANT"  means a Key Employee who properly  elects to  participate  in the
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Plan pursuant to Article III.

"PARTICIPATING  COMPANY" shall have the meaning  assigned by the Incentive Stock
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Plan.

"PERSON" has the meaning ascribed to such term in Section 3(a)(9) of the Act, as
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supplemented  by Section  13(d)(3) of the Act;  provided,  however,  that Person shall not include (A) The Hartford, any subsidiary of The Hartford or any Person controlled by The Hartford, (B) any trustee or other fiduciary holding securities under any employee benefit plan of The Hartford or of any subsidiary of The Hartford, or (C) a corporation owned, directly or indirectly, by the stockholders of The Hartford in substantially the same proportions as their respective ownership of securities of The Hartford.

"PHANTOM  FUND"  means a mutual fund or other  investment  vehicle or measure or
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index of  investment  performance  selected by the  Committee to  determine  the hypothetical  investment  experience of Participant Accounts pursuant to Article
IV.

"PLAN"  means this plan- The  Hartford  Deferred  Compensation  Plan,  as may be
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amended from time to time.

"PLAN ADMINISTRATOR" shall have the meaning assigned by Article VII of the Plan.
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"THE HARTFORD" means The Hartford Financial Services Group, Inc., or a successor
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by merger, purchase or otherwise.

"VALUATION DATE" means the close of business of the last business day of each month in an applicable calendar year, or such other date as may be designated by the Plan Administrator.


                                   ARTICLE III
                                  PARTICIPATION

3.1  ELECTION TO  PARTICIPATE.  A Key  Employee of a  Participating  Company may
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participate  in the Plan by filing a properly  completed  election form (or such other authorization as the Plan Administrator may require) with the party and by the date designated by the Plan Administrator. The election of a Key Employee in accordance with this Article III shall apply only to the Eligible Compensation as to which the election is made, and shall have the effect, to the extent provided herein, of deferring the payment of such Eligible Compensation beyond the date that it might otherwise have become payable to the Participant. Such election shall be irrevocable. If a Key Employee elects to defer a particular amount of Eligible Compensation under the Plan, and then terminates employment with all Participating Companies before the date such amount would have been payable to the Key Employee in the absence of the election, then the election shall be deemed null and void and without effect.

3.2 FORM OF ELECTION.  The election form filed by a Participant pursuant to this
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Article  III  shall  (A)  identify  a  portion  of  the  Participant's  Eligible
Compensation that may become payable with respect to the Participant's services,
(B) contain the Participant's election to defer the payment of such portion of such Eligible Compensation that is determinable for tax purposes in the following calendar year in accordance with the terms of the Plan, and (C) contain such other information as the Plan Administrator may require.

3.3 MAXIMUM AND MINIMUM AMOUNTS REQUIRED FOR PARTICIPATION. The Committee or the
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Plan  Administrator  may  designate  a maximum  and a minimum  portion  of a Key
Employee's Eligible Compensation, in terms of a percentage or other amount thereof, as to which an election may be made hereunder.

3.4 NULLIFICATION OF ELECTION.  Notwithstanding anything herein to the contrary,
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any election made by a Key Employee  hereunder  shall be deemed null and void to the extent that (A) the Eligible Compensation as to which the election applies is designated by the Committee, in its sole discretion, as not payable to such Key Employee, (B) such election applies to Eligible Compensation payable during the 12 month period during which the Key Employee ceases savings under the Investment and Savings Plan as a result of receiving a hardship withdrawal under that Plan, or (C) the Committee so determines in its sole discretion.

3.5  ESTABLISHMENT OF PARTICIPANT  ACCOUNTS.  Up to five Accounts (as elected by
     --------------------------------------
the Participant) shall be maintained on behalf of each Participant on the books of The Hartford. Amounts shall be credited to or debited from a Participant's Account as provided in Article V. The Plan Administrator shall cause each Participant's Account to be valued on the applicable Valuation Date, and shall cause records indicating such value to be maintained. When an event requires a determination of the value of a Participant's Account, such value shall be determined as of the Valuation Date coincident with or immediately preceding the date of such event, unless otherwise required by the Plan. The value of a Participant's Account shall be reported to the Participant from time to time as determined appropriate by the Plan Administrator.

3.6  OBTAINING  OF LIFE  INSURANCE  POLICIES.  As a condition  of  participation
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hereunder,  the Committee may require that a Participant  provide  assistance in obtaining a life insurance policy on the life of such Participant, such policy to be solely owned by, and solely payable to, The Hartford (or such other entity as may be designated by the Committee). Such Participant may be required to (A) complete an application for life insurance, (B) furnish underwriting information (including but not limited to submitting to medical examinations by an insurance company approved examiner), (C) authorize the release of the Participant's medical history to an insurance company underwriter, and (D) provide such other information and take such other actions relating to such life insurance policy as may be required by the Plan Administrator. A Participant as to whom a life insurance policy is obtained hereunder shall have no right to or interest in such policy or the proceeds thereof.

3.7 TERMINATION OF PARTICIPATION. The participation of a Participant in the Plan
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shall terminate on the earlier of (A) the date that all amounts  credited to the
Participant's Account have been distributed pursuant to the Plan, (B) the date of termination of the Plan, or (C) such other date as may be designated by the Committee.

                                   ARTICLE IV
                       PHANTOM FUND INVESTMENT ALLOCATIONS

4.1 SELECTION OF PHANTOM FUNDS.  The Committee  shall select one or more Phantom
    --------------------------
Funds to which a Participant may elect pursuant to the Plan to allocate all or a portion of the amount then and thereafter credited to the Participant's Account. To the extent provided herein, such Phantom Funds shall be used to measure the hypothetical investment experience of the portion of a Participant's Account that the Participant properly elects to have allocated thereto. The Committee may change the selection of Phantom Funds from time to time in its sole discretion. The selection of any such Phantom Funds shall not require the Company to invest or earmark any of its assets in any specific manner.

4.2  INVESTMENT  ALLOCATION  ELECTION.  To the  extent  permitted  by  the  Plan
     --------------------------------
Administrator, a Participant may elect to have the amount then and thereafter credited to his or her Account allocated among one or more of the Phantom Funds. Such election shall be made by filing a properly completed election form (or such other authorization as the Plan Administrator may require) with the party and by the date designated by the Plan Administrator. With respect to Excess Contributions, a Participant shall be deemed to have elected to have such amounts allocated to the same Phantom Funds that the Participant elected for amounts distributable following the date his or her employment with all Participating Companies terminates. If the Participant has no such allocation election in place, then the Participant shall be deemed to have elected to have all Excess Contributions allocated to the Phantom Fund that the Plan Administrator determines generally to have the least risk of loss of principal. Any election or deemed election under this Section shall result in the investment experience of an elected Phantom Fund being used to measure the hypothetical investment experience of the particular portion of the Participant's Account allocated to that Phantom Fund as provided herein.

4.3  CHANGES  IN  INVESTMENT  ALLOCATION.  To the extent  permitted  by the Plan
     -----------------------------------
Administrator, a Participant may change the investment allocation previously elected by filing a properly completed change form (or such other authorization as the Plan Administrator may require) with the party and by the date designated by the Plan Administrator. Such change shall be effective as soon as practicable after the Valuation Date coincident with or next succeeding receipt of the timely filed change form by the designated party (or such other date as may be designated by the Plan Administrator), and shall apply to all amounts then and thereafter credited to the Participant's Account. Notwithstanding the foregoing, any request for a change in investment allocation with respect to Excess Contributions shall be subject to the same waiting periods and other similar rules as would have applied to such Excess Contributions under the Excess Savings Plan.

4.4 FAILURE TO MAKE PROPER  ELECTION.  In the event that a Participant  does not
    --------------------------------
make a proper election pursuant to this Article IV, such Participant shall be deemed to have elected to have the entire amount (as to which no proper election is made) then and thereafter credited to the Participant's Account allocated to the Phantom Fund that the Plan Administrator determines generally to have the least risk of loss of principal.

4.5  LIMITATIONS  ON  INVESTMENT  ALLOCATION.  The  Plan  Administrator  may (A)
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establish a minimum  and/or a maximum  portion of a  Participant's  Account,  in terms of a percentage or other amount thereof, that a Participant may elect to allocate to a particular Phantom Fund hereunder, (B) preclude any Participant who is an executive officer of the Company from allocating any portion of his or her Account to a Phantom Fund with an investment experience determined primarily in relation to the investment performance of securities issued by the Company, and (C) establish such other limitations on investment allocations as the Plan Administrator may deem appropriate.

4.6 NO ACTUAL INVESTMENT.  Notwithstanding  anything herein to the contrary,  no
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amount of Eligible  Compensation as to which an election is made hereunder,  and no amount credited to a Participant's Account pursuant to the Plan, shall be set aside or invested in any actual fund on behalf of the Participant, provided, however, that nothing in the Plan shall be construed to preclude the Company from directly or indirectly making investments for its own account in any actual investment vehicle corresponding to the Phantom Funds (or otherwise) in order to assist the Company in meeting its obligations hereunder, or for any other reason whatsoever. No Participant or any other person or entity shall have by reason of the Plan any right to or in any such investment made by the Company.

                                    ARTICLE V
                 CREDITING AND DEBITING OF PARTICIPANT ACCOUNTS

5.1 CREDITING OF ELIGIBLE  COMPENSATION.  Eligible  Compensation as to which the
    -----------------------------------
Participant makes an election in accordance with the Plan shall be credited to the Participant's Account as of the Valuation Date coincident or next succeeding the date such Eligible Compensation would otherwise have been paid to, or contributed to the Excess Savings Plan on behalf of, the Participant.

5.2 CREDITING AND/OR DEBITING OF PHANTOM FUND INVESTMENT  EXPERIENCE.  As of any
    ----------------------------------------------------------------
particular Valuation Date upon which an amount is credited to a Participant's Account, such Account shall be credited or debited, as the case may be, with an amount equal to the hypothetical net investment gain or loss that such Participant would have realized if the portion of his or her Account properly elected to be allocated to a particular Phantom Fund pursuant to Article IV were actually invested in such Phantom Fund during the period beginning with the preceding Valuation Date and ending upon such particular Valuation Date (or such other period as may be designated by the Plan Administrator).

5.3  DEBITING  OF   DISTRIBUTIONS.   The  amount  of  any  distribution  from  a
     ----------------------------
Participant's Account pursuant to the Plan shall be debited from the Participant's Account as of the Valuation Date coincident with or immediately preceding the date of such distribution.

5.4 DEBITING OF ADMINISTRATIVE  EXPENSES. The Participant's  allocable share (as
    ------------------------------------
determined by the Plan Administrator) of any administrative expenses related to the operation of the Plan shall be debited from the Participant's Account as of each monthly Valuation Date.

5.5 VESTING OF CREDITED  AMOUNTS.  The rights of a Participant  in regard to the
    ----------------------------
amounts credited to the Participant's Account hereunder shall be fully vested at all times.


                                   ARTICLE VI
                     DISTRIBUTIONS FROM PARTICIPANT ACCOUNTS

6.1  DISTRIBUTION  ELECTION.  A  Participant  may  elect,  by filing a  properly
     ----------------------
completed election form (or such other authorization as the Plan Administrator may require) with the party and by the date designated by the Plan
Administrator, to have all or a portion of the amount credited to the Participant's Account distributed to him or her on a date and in a manner permitted by the Plan Administrator. With respect to Excess Contributions, a Participant shall be deemed to have elected to have such amounts distributed at the same time that the Participant elected with respect to amounts distributable following the date his or her employment with all Participating Companies terminates. If a Participant has no such distribution election in place, then the Participant shall be deemed to have elected to have Excess Contributions distributed as soon as practicable after the Valuation Date coincident or next succeeding the date his or her employment with all Participating Companies terminates. Distributions from a Participant's Account shall be made in accordance with the date and manner of distribution elected or deemed elected by the Participant hereunder, except to the extent that a different date and/or manner of distribution is required pursuant to the Plan or by the Plan Administrator. Distributions made in accordance with a Participant's distribution election shall be made as soon as practicable after the Valuation Date coincident with or next succeeding the date of distribution elected by the Participant. A Participant who does not file a properly completed election form in accordance with this Section shall be deemed to have elected to have such amount distributed to the Participant in a single lump sum cash payment as soon as practicable after the Valuation Date coincident with or next succeeding the date the Participant's employment with all Participating Companies terminates. The election or deemed election by a Participant of a distribution date and manner pursuant to this Section shall apply to all amounts then and thereafter credited to a Participant's Account under the Plan, and shall be irrevocable except to the extent otherwise provided herein or permitted in the discretion of the Committee or the Plan Administrator to the extent determined consistent with applicable tax laws.

6.2 DISTRIBUTION IN THE EVENT OF HARDSHIP.  A Participant may request a hardship
    -------------------------------------
distribution from his or her Account by filing a properly completed hardship distribution form (or such other authorization as the Plan Administrator may require) by the date and with the party designated by the Plan Administrator. The Plan Administrator may, if it determines that a severe and unforeseeable financial hardship on the part of the Participant exists, permit a distribution to the Participant of an amount credited to the Participant's Account that is reasonably necessary to meet such hardship, including any amount reasonably necessary to pay any income or other taxes resulting from such distribution.

6.3 DISTRIBUTION  UPON TERMINATION OF EMPLOYMENT.  As soon as practicable  after
    --------------------------------------------
the Valuation Date coincident with or next succeeding the date that the employment of a Participant with all Participating Companies, other than a Participant who has reached age 55, terminates for any reason, the Company shall distribute to the Participant a single lump sum cash payment equal to the total amount credited to the Participant's Account as of the Valuation Date immediately preceding such distribution. In the case of a Participant who has reached age 55 or older at the time employment terminates, the Company shall distribute the amounts credited to such Participant's Account in accordance with the distribution elections in place at such time. Notwithstanding the foregoing, if such a Participant has an election in place to receive payment of amounts from any account during the time he or she is employed, all amounts remaining in such account shall be distributed to such Participant in a single lump sum cash payment as soon as practicable after the Valuation Date coincident with or next succeeding the date his or her employment terminates. Further, notwithstanding the foregoing, the Plan Administrator may establish a minimum Account balance required as a condition to honor an election to have any amount distributed in the form of installment payments. If such minimum balance is not met, the particular Account shall be distributed to the Participant in a single lump sum cash payment as soon as practicable after the Valuation Date coincident with or next succeeding the date the first installment otherwise would have been payable.

6.4  DISTRIBUTION  IN THE EVENT OF A TERMINATION  OF THE PLAN. In the event of a
     --------------------------------------------------------
termination of the Plan, the entire amount credited to a Participant's Account as of the Valuation Date coincident with or next succeeding such event shall be distributed to the Participant in a single lump sum cash payment as soon as practicable after such Valuation Date.

6.5  DISTRIBUTION TO FIDUCIARY.  If the Plan  Administrator  determines that any
     -------------------------
person to whom any amount is otherwise distributable hereunder is unable to care for his or her affairs, such amount (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be distributed to any person determined by the Plan Administrator to have fiduciary responsibility for such person otherwise entitled to such amount, in such manner and proportions as the Plan Administrator may deem appropriate. Any such distribution shall constitute a complete discharge of any obligation of the Company to such person under the Plan.

6.6 DISTRIBUTION IN THE EVENT OF DEATH.  Notwithstanding  anything herein to the
    ----------------------------------
contrary, in the event of a Participant's death, the entire amount credited to the Participant's Account as of the Valuation Date coincident with or next succeeding the date of the Participant's death shall be distributed in a single lump sum cash payment as soon as practicable after such Valuation Date to one or more beneficiaries, if any, properly designated by the Participant by the date and in the manner required by the Plan Administrator. If (A) no such designation is in effect at the time of the Participant's death, (B) no designated beneficiary survives the Participant, or (C) any beneficiary designation made by the Participant conflicts with applicable law, such amount shall be paid to the Participant's estate as soon as practicable after such Valuation Date.

6.7  DISTRIBUTION UPON THE OCCURRENCE OF A CHANGE OF CONTROL.
     -------------------------------------------------------

         (A)  DISTRIBUTION  OF  ACCOUNTS.  Upon the  occurrence  of a Change  of
              --------------------------
         Control, all Participants shall be paid single lump sum cash payments equal to the entire amount credited to their respective Accounts as of the date of such occurrence, such payments to be made immediately following the date of such Change of Control.

         (B) EXCEPTION FOR PRIOR ELECTION.  Notwithstanding Section 6.7(A), if a
             ----------------------------
         Participant who is an employed by a Participating Company immediately prior to a Change of Control has made a prior valid election to not receive a lump sum distribution of his or her Account (and therefore to continue participating in the Plan) upon a Change of Control, then such Participant's Account shall not be so distributed and shall (to the extent permitted by the Plan) continue be maintained under the Plan, and any such Participant's Account shall be distributed to such Participant at the time and in the form otherwise required by the Plan.

         (C) DEATH  PRIOR TO  RECEIPT OF  PAYMENT.  In the event of the death of
             ------------------------------------
         such a Participant before receiving a payment required by Section 6.7(A) hereof, such payment shall be made immediately following the date of the occurrence of the Change of Control to the individual or entity who would receive have received payment hereunder in the absence of a Change of Control.

6.8 DISTRIBUTION IN OTHER CIRCUMSTANCES. The Committee may determine in its sole
    -----------------------------------
discretion that a distribution of an amount credited to a Participant's Account is appropriate under the circumstances. As soon as practicable after the Valuation Date coincident with or next succeeding the date of any such determination, the Company shall distribute such amount to the Participant in a single lump sum cash payment (or in such other manner of payment as determined appropriate by the Committee).


                                   ARTICLE VII
                                 ADMINISTRATION

7.1 ADMINISTRATION BY COMMITTEE.  Except as otherwise delegated by the Committee
    ---------------------------
pursuant to the Plan, (A) the Plan shall be administered by the Committee, (B) the Committee shall have full authority to administer and interpret this Plan in any manner it deems appropriate in its sole discretion, and (C) the determinations of the Committee shall be binding on and conclusive as to all parties.

7.2 DELEGATION OF CERTAIN AUTHORITY TO PLAN  ADMINISTRATOR.  Except as otherwise
    ------------------------------------------------------
provided by the Committee in accordance with the Plan, the Plan Administrator shall be The Hartford's Group Senior Vice President, Human Resources (or other person holding a similar position). Except as otherwise provided herein, required by applicable law, or determined by the Committee, (A) the Plan Administrator shall be responsible for the performance of such administrative duties under this Plan that are not otherwise reserved to the Committee by the Plan, (B) the Plan Administrator shall have full authority to administer and interpret this Plan in any manner it deems appropriate in its sole discretion, and (C) the determinations of the Plan Administrator shall be binding and conclusive as to all parties.

7.3  LIABILITY  AND  INDEMNIFICATION  OF COMMITTEE  AND PLAN  ADMINISTRATOR.  In
     ----------------------------------------------------------------------
connection with any action or determination made in connection with the Plan, the Plan Administrator and the Committee shall be entitled to rely upon information furnished by or on behalf of the Company or any Participant. To the extent permitted by law, the Plan Administrator and the members of the Committee shall not be liable for, and The Hartford shall indemnify the Plan Administrator and the members of the Committee against any liability for, any loss sustained by reason of any act or failure to act in their administrative capacities, provided such act or failure to act does not involve willful misconduct. Such indemnification shall include attorneys' fees and other costs and expenses reasonably incurred in defense of any action brought against the Plan
Administrator or any member of the Committee by reason of any such act or failure to act. The Plan Administrator and any member of the Committee shall not be liable or responsible for any act or omission of another fiduciary in relation to the Plan unless the Plan Administrator or such member (A) participates knowingly in, or knowingly undertakes to conceal, such act or omission by such other fiduciary, or (B) has knowledge of a breach of fiduciary responsibility by such other fiduciary and does not make reasonable efforts to remedy such breach.


                                  ARTICLE VIII
                                  MISCELLANEOUS

8.1 UNFUNDED AND  UNSECURED  PLAN.  The Plan shall be unfunded and unsecured for
    -----------------------------
tax purposes and for purposes of ERISA. The Hartford shall have no obligation to fund its liabilities, if any, under the Plan. Nothing in the Plan and no action taken by The Hartford or its agents hereunder shall be construed to create a trust of any kind, or a fiduciary relationship between The Hartford and any other person or entity. All funds or other assets received or held by The Hartford pursuant to or in connection with the Plan may be used by The Hartford for any corporate purpose, and The Hartford shall not be obligated to segregate such amounts from its general assets. No Participant or any other person or entity shall have any claim against The Hartford or its assets other than as an unsecured and unsubordinated general creditor of The Hartford. Without limiting the generality of the foregoing, a Participant's claim hereunder shall at any time be solely for the amount then credited to the Participant's Account. Notwithstanding the foregoing, The Hartford may establish a grantor trust or purchase securities or take any other action deemed appropriate to assist The Hartford in meeting its obligations under the Plan, provided, however, that in no event shall any person or entity have any right to or interest in such trust or property by reason of the Plan.

8.2 ABSENCE OF  REPRESENTATIONS.  The Plan shall not be construed to provide any
    ---------------------------
representation or guarantee by The Hartford that any particular income or other tax consequence will result from a Participant's participation in the Plan. Each Participant shall be deemed to have consulted with his or her professional tax advisor to determine the tax consequences of participation hereunder. The Plan shall not be construed to provide any representation or guarantee by The Hartford that any particular amount of a Participant's Account allocated to any of the Phantom Funds hereunder will result in any particular investment experience related thereto, and The Hartford shall in no event be required to pay any amount to any person or entity on account of any loss suffered by reason of the operation of the Plan.

8.3 TAX WITHHOLDING.  The Plan Administrator or the Group Senior Vice President,
    ---------------
Human Resources (or other person holding a similar position) shall have the right to make such provisions as deemed appropriate in its sole discretion to satisfy any obligation of a Participating Company to withhold federal, state or local income or other taxes incurred by reason of the operation of the Plan or an Award under the Plan, including but not limited to at any time (i) requiring a Key Employee to submit payment to a Participating Company for such taxes before making settlement of any amount due under the Plan, (ii) withholding such taxes from wages or other amounts due to the Key Employee before making settlement of any amount due under the Plan, (iii) making settlement of any amount due under the Plan part in shares of common stock of The Hartford and part in cash to facilitate satisfaction of such withholding obligations, or (iv) receiving shares of common stock of The Hartford already owned by the Key Employee or withholding such shares otherwise due to the Key Employee in an amount determined necessary to satisfy such withholding obligations.

8.4 NO EMPLOYMENT RIGHTS. The Plan shall not, directly or indirectly,  create in
    --------------------
any Participant any right with respect to continuation of employment with any of the Participating Companies or to the receipt of any Eligible Compensation or other compensation. The Plan shall not interfere in any way with the rights of the applicable Participating Company to terminate, or otherwise modify, the employment of any Participant or its compensation policies at any time.

8.5 RIGHTS NOT  TRANSFERABLE.  The rights of a Participant  under the Plan shall
    ------------------------
not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of, other than (A) by will, (B) by the laws of descent or distribution, or (C) pursuant to a qualified domestic relations order as defined in the Internal Revenue Code of 1986, as amended, provided that the rights of any transferee of a Participant shall not be greater than the rights of the Participant hereunder. The foregoing restriction shall be in addition to any restrictions imposed by applicable law on a Participant's ability to dispose of any rights under the Plan.

8.6  EFFECT  OF PLAN.  The  provisions  of the Plan  shall be  binding  upon all
     ---------------
successors and assigns of a Participant, including without limitation the Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of the Participant.

8.7 ADMINISTRATIVE  EXPENSES.  An annual charge to each Participant's Account of
    ------------------------
up to 0.25% of the total amount credited to such Account shall be charged and applied to satisfy expenses reasonably incurred in connection with the administration of the Plan (as determined in the sole discretion of the Plan Administrator).

8.8  AMENDMENT  AND  TERMINATION  OF THE  PLAN.  The Board of  Directors  or the
     -----------------------------------------
Committee (acting on behalf of the Board of Directors) may amend or terminate the Plan or any Participant elections hereunder at any time. The Committee may at any time amend or terminate the Plan or any Participant elections hereunder if the Committee determines in its sole discretion that The Hartford will recognize income for income tax purposes with respect to any reserves accumulated under any life insurance policy obtained with respect to any Participant hereunder. The Committee or the Plan Administrator may amend the Plan to the extent (A) required by applicable law or regulation, or (B) required to maintain a favorable tax status for the Plan.

8.9 GOVERNING LAW. The laws of the State of Connecticut shall govern all matters
    -------------
relating to the Plan, except to the extent such laws are superseded by the laws of the United States.

8.10  SEVERABILITY  OF  PROVISIONS.  If any  provision of the Plan shall be held
      ----------------------------
invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such invalid or unenforceable provisions had not been included herein.

8.11 EFFECTIVE DATE. The Effective Date of this restatement of the Plan shall be
     --------------
July 16, 1998, or such later date as the Plan Administrator may determine.